EXECUTION VERSION

LENDER JOINDER AND FIRST REVOLVER INCREASE AGREEMENT
LENDER JOINDER AND FIRST REVOLVER INCREASE AGREEMENT, dated as of January 31, 2018 (this “Agreement”), by and among Tech Data Corporation, a Florida corporation (the “Company”), the Guarantors party hereto and the incremental lenders party hereto (in such capacity, collectively, the “Incremental Lenders” and each, individually, an “Incremental Lender”), and consented to by, with respect to the Incremental Lenders party hereto who constitute new lenders under the Credit Agreement (in such capacity, collectively, the “New Lenders” and each, individually, a “New Lender”), each of the L/C Issuers party hereto and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Company, each lender from time to time party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of November 2, 2016 (as amended on February 15, 2017 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) (capitalized terms not otherwise defined in this Agreement have the same meanings assigned thereto in the Credit Agreement); and
WHEREAS, the Company has, by notice to the Administrative Agent delivered on January 10, 2018 pursuant to Section 2.14(a) of the Credit Agreement, requested an increase in the Aggregate Commitments (the “Incremental Commitments”) in an aggregate principal amount of $250,000,000.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Incremental Lenders and the Incremental Commitments. Pursuant to Section 2.14 of the Credit Agreement and subject to the satisfaction or waiver of the conditions to effectiveness set forth in Section 4 of this Agreement:
(a)    Each Incremental Lender severally agrees to provide Incremental Commitments (that shall be effective from and after the Effective Date) in the principal amount for such Incremental Lender set forth on Annex I hereto. The aggregate principal amount of the Incremental Commitments being provided by all of the Incremental Lenders pursuant to this Agreement is $250,000,000.
(b)    The Incremental Commitments set forth on Annex I hereto shall have terms identical to the terms of the Commitments outstanding under the Credit Agreement on the Effective Date that have a Maturity Date of November 2, 2021. On and after the Effective Date, each reference to (i) a “Commitment” or “Commitments” or (ii) a “Loan” or “Loans” in the Credit Agreement or herein shall be deemed to include the Incremental Commitments and any Loan made in respect of the Incremental Commitments established pursuant to this Agreement and all other related terms will have correlative meanings.
SECTION 2.    Amendment to the Credit Agreement.
(a)    From and after the Effective Date, Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with Annex II hereto.

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SECTION 3.    Representations and Warranties. By its execution of this Agreement, each of the Loan Parties hereby represents and warrants to the Incremental Lenders that:
(a)    (i) the execution, delivery and performance by each Loan Party party hereto of this Agreement is within such Loan Party’s corporate or other organizational power and has been duly authorized by all necessary corporate or other organizational action of each such Loan Party and (ii) this Agreement has been duly executed and delivered by each such Loan Party and is a legal, valid and binding obligation of each such Loan Party;
(b)    the representations and warranties set forth in Article VI of the Credit Agreement and the other Loan Documents are true and correct in all material respects (unless such representation or warranty is already qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (unless such representation or warranty is already qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) as of such earlier date;
(c)    on and as of the Effective Date, no Default shall have occurred and be continuing or would result from the effectiveness of the Incremental Commitments; and
(d)    the Incremental Commitments effected hereunder comply with the requirements of Section 2.14 of the Credit Agreement.
SECTION 4.    Conditions of Effectiveness of the Incremental Commitments. The Incremental Commitments and the amendment set forth in Section 2 shall become effective on the first date (the “Effective Date”) on which:
(a)    the Administrative Agent shall have received:
(i)    executed counterparts of this Agreement duly executed by the Company, the Guarantors, the Incremental Lenders and the L/C Issuers;
(ii)    a certificate of each Loan Party dated as of the Effective Date signed by a Responsible Officer of such Loan Party certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase; and
(iii)    a certificate signed by a Responsible Officer of the Company dated as of the Effective Date certifying as to the accuracy of the representations set forth in Sections 3(b) and (c); and
(b)    the Company shall have paid any fees and expenses set forth in the Fee Letter, dated as of January 31, 2018, among the Company, MLPFS and the Administrative Agent that are required to be paid on or before the Effective Date.
SECTION 5.    Acknowledgment of New Lender. Each of Branch Banking & Trust Company, DBS Bank Ltd. and Lloyds Bank plc are New Lenders and each such New Lender represents and warrants that from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender thereunder and, to the extent of its Incremental Commitments, shall have the obligations of a Lender thereunder.

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SECTION 6.    Ratification and Reaffirmation by Guarantors. Each of the Guarantors hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of the Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby. Each of the Guarantors hereby ratifies and reaffirms its guarantee under the Facility Guaranty, which shall continue to be in full force and effect after giving effect to this Agreement and shall inure to the benefit of the Lenders (including, for the avoidance of doubt, the Incremental Lenders) and the Obligations owed to them from time to time.
SECTION 7.    Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)    On and after the Effective Date, each reference in the Credit Agreement to (i) “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement and (ii) each Incremental Lender (x) shall become a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (y) shall have a “Commitment” under the Credit Agreement.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)    This Agreement constitutes a Loan Document for all purposes under the Credit Agreement.
SECTION 8.    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 9.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 10.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

TECH DATA CORPORATION, as the Company
By:	/s/ Scott W. Walker
Name: Scott W. Walker
Title: Corporate Vice President, Treasurer

[Lender Joinder and First Revolver Increase Agreement]

TECH DATA PRODUCT MANAGEMENT, INC., as a Guarantor
By:	/s/ Scott W. Walker
Name: Scott W. Walker
Title: Corporate Vice President, Treasurer

TECH DATA FINANCE PARTNER, INC., as a Guarantor
By:	/s/ Scott W. Walker
Name: Scott W. Walker
Title: Corporate Vice President, Treasurer

AVT TECHNOLOGY SOLUTIONS LLC, as a Guarantor
By:	/s/ Scott W. Walker
Name: Scott W. Walker
Title: Corporate Vice President, Treasurer

[Lender Joinder and First Revolver Increase Agreement]

BANK OF AMERICA, N.A., as an Incremental Lender
By:	/s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

[Lender Joinder and First Revolver Increase Agreement]

CITIBANK, N.A., as an Incremental Lender
By:	/s/ James Cahow
Name: James Cahow
Title: Director and Vice President

[Lender Joinder and First Revolver Increase Agreement]

UNICREDIT BANK AG, NEW YORK BRANCH, as an Incremental Lender
By:	/s/ Betsy Briggs
Name: Betsy Briggs
Title: Associate Director
/s/ Kelly Milton
Name: Kelly Milton
Title: Director

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JPMORGAN CHASE BANK, N.A., as an Incremental Lender
By:	/s/ Justin Burton
Name: Justin Burton
Title: Vice President

[Lender Joinder and First Revolver Increase Agreement]

PNC BANK, NATIONAL ASSOCIATION, as an Incremental Lender
By:	/s/ C.J. Mintrone
Name: C.J. Mintrone
Title: Senior Vice President

[Lender Joinder and First Revolver Increase Agreement]

THE BANK OF NOVA SCOTIA, as an Incremental Lender
By:	/s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

[Lender Joinder and First Revolver Increase Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Incremental Lender
By:	/s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

[Lender Joinder and First Revolver Increase Agreement]

BNP PARIBAS, as an Incremental Lender
By:	/s/ Todd Rogers
Name: Todd Rogers
Title: Director
BNP PARIBAS, as an Incremental Lender
By:	/s/ Liz Cheng
Name: Liz Cheng
Title: Vice President

[Lender Joinder and First Revolver Increase Agreement]

MIZUHO BANK, LTD., as an Incremental Lender
By:	/s/ Daniel Guevara
Name: Daniel Guevara
Title: Authorized Signatory

[Lender Joinder and First Revolver Increase Agreement]

THE TORONTO DOMINION BANK, NEW YORK BRANCH, as an Incremental Lender
By:	/s/ Annie Dorval
Name: ANNIE DORVAL
Title: AUTHORIZED SIGNATORY

[Lender Joinder and First Revolver Increase Agreement]

BRANCH BANK & TRUST COMPANY, as an Incremental Lender
By:	/s/ Charles Graeub
Name: Charles Graeub
Title: Vice President

[Lender Joinder and First Revolver Increase Agreement]

DBS BANK LTD., as an Incremental Lender
By:	/s/ Loy Hwee Chuan
Name: Loy Hwee Chuan
Title: Vice President

[Lender Joinder and First Revolver Increase Agreement]

LLOYDS BANK PLC, as an Incremental Lender
By:	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President

By:	/s/ Jennifer Larrow
Name: Jennifer Larrow
Title: Assistant Manager

[Lender Joinder and First Revolver Increase Agreement]

Consented to (with respect to the New Lenders only)
and accepted by:

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer
By:	/s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

[Lender Joinder and First Revolver Increase Agreement]

BANK OF AMERICA, N.A., as an L/C Issuer
By:	/s/ Arti Dighe
Name: Arti Dighe
Title: Vice President

[Lender Joinder and First Revolver Increase Agreement]

JPMORGAN CHASE BANK, N.A., as an L/C Issuer
By:	/s/ Justin Burton
Name: Justin Burton
Title: Vice President

[Lender Joinder and First Revolver Increase Agreement]

CITIBANK, N.A., as an L/C Issuer
By:	/s/ James Cahow
Name: James Cahow
Title: Director and Vice President

[Lender Joinder and First Revolver Increase Agreement]

ANNEX I

INCREMENTAL COMMITMENTS

Incremental Lender	Incremental Commitment

Bank of America, N.A.	$10,000,000.00
Citibank, N.A.	10,000,000.00
UniCredit Bank AG, New York Branch	3,750,000.00
JPMorgan Chase Bank, N.A.	10,000,000.00
PNC Bank, National Association	17,500,000.00
The Bank of Nova Scotia	17,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	17,500,000.00
BNP Paribas	10,000,000.00
Mizuho Bank, Ltd.	10,000,000.00
The Toronto Dominion Bank, New York Branch	38,750,000.00
Branch Banking & Trust Company	35,000,000.00
DBS Bank Ltd.	35,000,000.00
Lloyds Bank plc	35,000,000.00

Total	$250,000,000.00

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ANNEX II

Schedule 2.01

COMMITMENTS AND PRO RATA SHARES

Lender	Aggregate Commitment	Pro Rata Share

Bank of America, N.A.	$140,000,000.00	11.2%
Citibank, N.A.	140,000,000.00	11.2%
UniCredit Bank AG, New York Branch	123,750,000.00	9.9%
JPMorgan Chase Bank, N.A.	110,000,000.00	8.8%
PNC Bank, National Association	110,000,000.00	8.8%
The Bank of Nova Scotia	110,000,000.00	8.8%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	110,000,000.00	8.8%
BNP Paribas	85,000,000.00	6.8%
Mizuho Bank, Ltd.	85,000,000.00	6.8%
The Toronto Dominion Bank, New York Branch	85,000,000.00	6.8%
Skandinaviska Enskilda Banken AB (publ)	46,250,000.00	3.7%
Branch Banking & Trust Company	35,000,000.00	2.8%
DBS Bank Ltd.	35,000,000.00	2.8%
Lloyds Bank plc	35,000,000.00	2.8%

Total	$1,250,000,000.00	100.0%

[Lender Joinder and First Revolver Increase Agreement]